UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   November 2, 2005
                                                        ------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-13703                              13-3995059
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 (Commission File Number)           (IRS Employer Identification No.)

        11501 Northeast Expressway
        Oklahoma City, Oklahoma                           73131
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

           On November 2, 2005, Six Flags, Inc. issued a press release announcing that it sent a letter to stockholders in connection with Red Zone LLC's consent solicitation urging them not to support the Red Zone proposals. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits

 99.1     Press Release of Six Flags, Inc., dated November 2, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIX FLAGS, INC.



                                         By:        /s/ James F. Dannhauser
                                                    ----------------------------
                                             Name:  James F. Dannhauser
                                             Title: Chief Financial Officer

Date:  November 2, 2005

                                  EXHIBIT INDEX

Exhibit No.           Description
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 99.1                 Press Release, dated November 2, 2005.